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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 24, 2005


                           FREMONT GENERAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


          1-8007                                         95-2815260
(Commission File Number)                    (I.R.S. Employer Identification No.)


               2425 OLYMPIC BOULEVARD    SANTA MONICA, CA 90404
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 315-5500
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On February 24, 2005, Fremont General Corporation issued a news release to report its results of operations and financial condition at, and for the three months and year ended, December 31, 2004. The information set forth in the attached Exhibit 99.1 is incorporated in the Item by reference and is being furnished and shall not be deemed "filed" for the purposes of the Securities Exchange Act of 1934, as amended.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FREMONT GENERAL CORPORATION


Date:  February 24, 2005                 BY: /s/  Patrick E. Lamb
                                         --------------------------------
                                         Patrick E. Lamb
                                         Senior Vice President, Chief Financial
                                         Officer, Chief Accounting Officer and
                                         Treasurer
                                         (Principal Accounting Officer)


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